                     TERMINATION AGREEMENT CONCERNING THE
                         FIRST AMENDED LEASE AGREEMENT


     This TERMINATION AGREEMENT CONCERNING THE FIRST AMENDED LEASE AGREEMENT, is by and between DESTEC PROPERTIES LIMITED PARTNERSHIP ("Destec"), a Nevada limited partnership, and THE DOW CHEMICAL COMPANY, a Delaware corporation ("Dow").

     WHEREAS, Destec Ventures, Inc. and Dow entered into a Lease Agreement effective December 29, 1989 concerning certain fee simple, leasehold and other property interests, including options to acquire fee or determinable fee ownership, in various lignite-containing lands in Texas; and

     WHEREAS, the Lease Agreement was amended, superseded and replaced in its entirety by the First Amended Lease Agreement effective the 1st day of January, 1990;

     WHEREAS, Destec Ventures, Inc. assigned all its rights, title and interest in the Lease Agreement and the First Amended Lease Agreement to Destec Properties Limited Partnership by an Assignment executed as of December 17, 1991;

     WHEREAS, Destec Ventures, Inc. conveyed its fee simple properties covered by the First Amended Lease Agreement to Destec Properties Limited Partnership;

     WHEREAS, Destec Ventures, Inc. assigned its leases covered by the First Amended Lease Agreement to Destec Properties Limited Partnership; and

     WHEREAS, Dow and Destec now mutually desire to terminate the First Amended Lease Agreement because Dow has exercised its option to purchase all of Destec's interests in all of the reserves covered by the First Amended Lease Agreement;

     NOW THEREFORE, in consideration of their mutual covenants and undertakings Dow and Destec agree as follows:

     1. FIRST AMENDED LEASE AGREEMENT. Effective as of the Effective Time, as such term is defined in the Agreement and Plan Of Merger dated February 17, 1997, by and among Destec Energy, Inc., Dow, NGC Corporation and NGC Acquisition Corporation II, the First Amended Lease Agreement is terminated; provided however, any remedies of either party for any breach of the other party's obligations under that Agreement shall survive termination of that Agreement.
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     This Agreement has been duly executed by authorized representatives of the parties.


DESTEC PROPERTIES LIMITED PARTNERSHIP

BY: DESTEC PROPERTIES, INC.
    GENERAL PARTNER

By:  /s/ Enrique M. Larroucau
    ---------------------------
Name:   Enrique M. Larroucau
Title:  Senior Vice President, Chief
        Financial Officer and Treasurer


THE DOW CHEMICAL COMPANY

By:  /s/ B.G. Taylorson
    ---------------------------
Name:   B.G. Taylorson
Title:  Corporate Director, Mergers & Acquisitions


WITNESSES: (as to Destec)              WITNESSES: (as to Dow)

/s/ Marian M. Davenport                /s/ Jane M. Gootee
------------------------------         ------------------------------

/s/ David T. Pendergast                /s/ Marc F. Sperber
------------------------------         ------------------------------


STATE OF NEW YORK

COUNTY OF NEW YORK

     On this 17th day of February, 1997 before me and the two witnesses indicated above appeared Enrique M. Larroucau, who, being duly sworn, stated that he is the Senior Vice President, Chief Financial Officer and Treasurer of Destec Properties, Inc., General Partner of Destec Properties Limited Partnership, a Nevada limited partnership, and that the above Termination Agreement Concerning the First Amended Lease Agreement was signed on behalf of and is the free act and deed of said limited partnership.


                                       /s/ Stephen F. Arcano
                                       -----------------------------------
                                       NOTARY PUBLIC
                                       STATE OF NEW YORK
                                       MY COMMISSION EXPIRES

STATE OF NEW YORK

COUNTY OF NEW YORK

     On this 17th day of February, 1997 before me and the two witnesses indicated above appeared B.G. Taylorson who, being duly sworn, stated that he is the Corporate Director, Mergers & Acquisition of The Dow Chemical Company, a Delaware corporation, and that the above Termination Agreement Concerning the First Amended Lease Agreement was signed on behalf of and is the free act and deed of said corporation.

                                       /s/ Laura Heiman
                                       -----------------------------------
                                       NOTARY PUBLIC
                                       STATE OF NEW YORK
                                       MY COMMISSION EXPIRES